Exhibit 10.1.46

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

CONTRACT#: 104150-0001

SERVICE ORDER AMENDMENT

This Service Order Amendment is submitted by Gogo LLC (“Customer”) to New Skies Satellites B.V. (“SES”) and amends lease 104150-0000, entered into on the 18 February 2016, in accordance with the terms and conditions of that certain Master Services Agreement executed between Customer and SES dated 17 August, 2012, as amended by Amendment No. 1 dated 30 November, 2012. All capitalized terms referenced but not otherwise defined in this Service Order Amendment will have the meanings assigned to them in lease 104150-0000. In the event of a conflict between the provisions of this Service Order Amendment and the provisions of the lease 104150-0000, the provisions of this Service Order Amendment will prevail.

Recitals

The parties desire to modify the Agreement in accordance with the terms set forth below.

Terms of Amendment

1)	Effective Date. The Effective Date of this Service Order Amendment is 1 January 2018.

2)	Service Specifications. Section C (Service Specifications) is deleted and replaced with the following:

C.	Service Specifications.

Ramp Stage	Start Date – End Date	Spot Beam	Monthly Service Fee
1	Commencement Date – 30 June 2018	[***]	[***]
2	1 July 2018 -30 September 2018	[***]	[***]
3	1 October 2018 -31 December 2018	[***]	[***]
4	1 January 2019 -30 June 2019	[***]	[***]
5	1 July 2019 -End Date	[***]	[***]

Additional Service Specifications are contained in Attachment A to this Service Order.

3)	Commencement Date. The Commencement Date clause under Section D (Service Term; Fees) is deleted and replaced with the following:

Commencement Date: 1 January 2018.

4)	Service in Mexico. The following Service in Mexico clause is added under Section E (Other Applicable Terms and Conditions):

Service in Mexico: Customer acknowledges and agrees that if all or part of the Service will be to, from or within Mexico, including but not limited to Mexican airspace, then the provision of the relevant portion of the Service will be subject to a separate agreement with mutually-agreed terms and conditions therein between Customer and an SES entity holding the appropriate regulatory authorizations to provide service in Mexico.

5)

Attachment A. The beam allocation under Table C (Minimum Initial Capacity) of Section III (Customer Capacity Allocations) will be updated by SES and amended only after being confirmed in writing by Customer. The SES-15 North America Beam Capacity Commitments subsection of Section III (Customer Capacity Allocations), including the North America Beam – Capacity table, will be deleted in its entirety.

CONTRACT#: 104150-0001

From and after the execution and delivery of this Service Order Amendment by the Parties, this Service Order Amendment will constitute a valid, binding, and enforceable amendment to lease 104150-0000. All terms and conditions of lease 104150-0000 will, except as modified herein, apply and remain in full force and effect.

Execution

IN WITNESS WHEREOF, this Service Order Amendment has been fully executed by authorized representatives of the Parties as of the date of the last signature hereto.

GOGO LLC		NEW SKIES SATELLITES B.V.

By:	/s/ Tim Joyce	By:	/s/ U. Bouwsma
Name:	Tim Joyce	Name:	U. Bouwsma
Title:	VP RF Engineer	Title:	Proxyholder A
Date: 4/25/18		Date: 3 May, 2018

NEW SKIES SATELLITES B.V.

		By:	/s/ S. GattySaunt
		Name:	S. GattySaunt
		Title:	Proxyholder A
Date: 30 April 2018